UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2021

Altabancorp

(Exact name of Registrant as Specified in Its Charter)

Utah	001-37416	87-0622021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street, American Fork, UT		84003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 642-3998

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)On January 15, 2021, Paul R. Gunther delivered to the Board of Directors (the “Board”) of Altabancorp (the “Company”) his letter of resignation (the “Resignation Letter”) as a director of the Company, effective as of 5:00 p.m. MT on January 15, 2021.  A copy of the Resignation Letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Mr. Gunther served as a member of the Board’s Audit and Compliance Committee and the Board’s Compensation and Management Development Committee.

Mr. Gunther is a member of the Section 13D group consisting of various Gunther family members and their related entities. According to the Resignation Letter, Mr. Gunther’s resignation appears to be due to disagreement with the Board regarding the strategic direction of the Company.  Mr. Gunther indicated in the Resignation Letter that he “believe[s] the board and my family are on divergent paths concerning the future of the organization,” that “the board’s recent tenor toward my family and disregard for its concerns reflects a substantial departure from my family’s goals as I understand them” and that “my support for my family’s objectives precludes my continued service on the board of directors.”

The Company has provided a copy of the disclosures contained in this Current Report on Form 8-K to Mr. Gunther and provided Mr. Gunther with the opportunity to furnish to the Company as promptly as possible a letter addressed to the Company stating whether he agrees with the statements made by the Company in this Current Report on Form 8-K.  If the Company timely receives such a response letter, it will file it as an exhibit by amendment to this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Resignation Letter of Paul R. Gunther dated January 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altabancorp

Date: January 19, 2021	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer

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